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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 20, 2004


                    BUILDING MATERIALS CORPORATION OF AMERICA
             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                     33-81808              22-3276290
(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
      Incorporation)                                      Identification Number)

                                 1361 ALPS ROAD
                             WAYNE, NEW JERSEY 07470
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (973) 628-3000

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
                             ADDITIONAL REGISTRANTS

                                                                                                 Address, including zip code
                                                                                                 and telephone number,
                                  State or other jurisdiction                                    including area code, of
Exact name of registrant as       of incorporation or             Registration No./I.R.S.        registrant's principal
specified in its charter          organization                    Employer Identification No.    executive offices
------------------------          ------------                    ---------------------------    -----------------
Building Materials                Delaware                        333-69749-01/                  1361 Alps Road
Manufacturing Corporation                                         22-3626208                     Wayne, NJ  07470
                                                                                                 (973) 628-3000

Building Materials Investment     Delaware                        333-69749-02/                  300 Delaware Avenue
Corporation                                                       22-3626206                     Suite 303
                                                                                                 Wilmington, DE  19801
                                                                                                 (302) 427-5960



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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On July 20, 2004, Building Materials Corporation of America ("BMCA" or the "Company") issued a news release announcing its earnings for the second quarter ended July 4, 2004. A copy of the news release is furnished herewith as
Exhibit 99.1.

           This information is being furnished to the Commission and is not "filed" pursuant to Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be set forth by specific reference in such a filing. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report.






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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BUILDING MATERIALS CORPORATION OF AMERICA
                                BUILDING MATERIALS INVESTMENT CORPORATION
                                BUILDING MATERIALS MANUFACTURING CORPORATION



Dated: July 21, 2004            By:  /s/ John F. Rebele
                                    --------------------------------------------
                                    Name:   John F. Rebele
                                    Title:  Senior Vice President and Chief
                                            Financial Officer




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
                                  EXHIBIT INDEX

   Exhibit Number                        Description
   --------------                        -----------

       99.1 News release issued July 20, 2004 regarding results of operations for the second quarter ended July 4, 2004.











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